                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (the "Exchange Act")

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement           [_]  CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
[_]  Definitive Proxy Statement                 RULE 14A-6(E)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                         UNITED INVESTORS REALTY TRUST
               (Name of Registrant as Specified In Its Charter)
                                Not applicable
--------------------------------------------------------------------------------
   (Name of Person(s) Filing proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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


                         UNITED INVESTORS REALTY TRUST

                               ----------------

                   Notice of Annual Meeting of Shareholders
                            To be held May 30, 2001

                               ----------------

To Our Shareholders:

   You are invited to attend the annual meeting of shareholders of United Investors Realty Trust to be held at the JW Marriott Hotel at 5150 Westheimer, Houston, Texas 77056 on Wednesday, May 30, 2001, at 9:00 a.m., local time, for the following purposes:

    Proposal One. To elect six trust managers to serve for a one-year term and until their successors are elected and qualified.

    Proposal Two. To ratify the selection of Ernst & Young, LLP as independent auditors for the fiscal year ending December 31, 2001.

    Proposal Three. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

   The record date for the annual meeting is April 16, 2001. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting.

   You may have already received proxy-soliciting materials from a group that calls itself The Committee to Restore Shareholder Value, which includes Southwest Securities, Inc. (the "Southwest Group"). Your Board of Trust Managers believes that the election of the Southwest Group's nominees is not in your best interests. We are actively exploring the sale of United Investors or substantially all of its assets in order to maximize value for all, not just some, of our shareholders. We strongly urge you to vote for the nominees proposed by your Board using the enclosed WHITE proxy card and against the Southwest Group's nominees.

   The Board of Trust Managers hopes that you will find it convenient to attend the annual meeting in person, but whether or not you plan to attend, please complete, sign, date and return the enclosed proxy to ensure that your common shares of beneficial interest are represented at the annual meeting. Returning your proxy does not deprive you of the right to attend the annual meeting and vote your shares in person. If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Georgeson Shareholder Communications, toll free at (888) 365-9189.

                                          [SIGNATURE APPEARS HERE]
                                          Robert W. Scharar
                                          Chairman of the Board of Trust
                                           Managers

April   , 2001

                          PRELIMINARY PROXY STATEMENT

                               ----------------

                         UNITED INVESTORS REALTY TRUST
                        ANNUAL MEETING OF SHAREHOLDERS
                            Wednesday, May 30, 2001

                               ----------------

Solicitation of Proxies

   The Board of Trust Managers is soliciting proxies to be used at the 2001 annual meeting of shareholders to be held at the JW Marriott Hotel at 5150 Westheimer, Houston, Texas 77056 on Wednesday, May 30, 2001, at 9:00 a.m., local time. This Proxy Statement, accompanying proxy and Annual Report to Shareholders for the fiscal year ended December 31, 2000 are first being
mailed to shareholders on or about April   , 2001. Although the Annual Report
to Shareholders is being mailed to shareholders with this Proxy Statement, it does not constitute part of this Proxy Statement.

   A group that calls itself The Committee to Restore Shareholder Value, which includes Southwest Securities, Inc. (the "Southwest Group"), is conducting a proxy solicitation in opposition to the incumbent Board of Trust Managers. The Southwest Group has filed [preliminary] proxy materials with the Securities and Exchange Commission stating that it will nominate six individuals for election to the Board of Trust Managers in opposition to United Investors' nominees and will propose an amendment to Section 3.3 of United Investors' Bylaws that would lower the voting requirement for trust managers to a plurality of the shares cast at the annual meeting.

   Our Board of Trust Managers has commenced a process that is intended to maximize value for all of our shareholders, although there can be no assurance that a transaction will occur. We have announced that we are exploring the sale of United Investors or substantially all of our assets in order to achieve maximum value for all of our shareholders, not just some who may be associated with a particular group. We believe that our nominees are the best qualified to complete this process. Your Board of Trust Managers is soliciting votes FOR United Investors' slate of nominees for election to the Board of Trust Managers and FOR ratification of the appointment of the firm of Ernst & Young, LLP as our independent accountants for 2001. Unless contrary instructions are indicated on the WHITE proxy card, all shares represented by valid proxies received pursuant to this solicitation (and not revoked) will be voted:

  . FOR the election of all of the United Investors nominees for Trust Managers named in this proxy statement,

  . FOR the ratification of the appointment of Ernst & Young, LLP as our independent accountants for 2001,

  . In the discretion of the proxies, to the extent permitted by applicable proxy rules, AGAINST the amendment to Section 3.3 of the Bylaws proposed by the Southwest Group, and

  . In the discretion of the proxies as to any other matters that may properly come before the meeting.

   If you specify a different choice on the proxy card, your shares will be voted as specified. Signing and dating United Investors' WHITE proxy card will have the effect of revoking any Southwest Group proxy card you previously signed, and will constitute a revocation of all previously granted authority to vote for the election of the nominees and the other matters specified in the Southwest Group proxy card. If you previously voted on a blue proxy card provided by the Southwest Group, you have every legal right to change your vote. You can do so simply by signing, dating and returning the enclosed WHITE proxy card.

 Background of Our Commitment to Maximize Shareholder Value and Why Our Trust
         Manager Nominees are the Best Qualified to Execute Our Plans

   In December 2000, we named three highly qualified and independent new members to our Board of Trust Managers, doubling the size of the Board to six. The first priority of the Board was to determine the most appropriate means of maximizing shareholder value at a time when we believed that the net value of our real estate assets significantly exceeded the prices at which our common shares had traded for an extended period. In January 2001, we engaged First Union Securities, Inc. as our financial advisor to help the Board select from among appropriate strategic alternatives. In early February, the Board received First Union's preliminary report and authorized First Union to explore the sale of United Investors or substantially all of its assets. Since February, with the help of First Union, we have prepared a comprehensive confidential offering document, obtained appropriate confidentiality agreements from potential purchasers who we believe are qualified and motivated to acquire our company or its assets, and begun discussions with certain of the potential acquirors. Each of the present members of your Board is firmly committed to this process.

   Even before increasing the size of the Board and engaging First Union, during the second quarter of 2000 we began selling properties that we believed no longer had the investment characteristics that we now seek. Since then, we have sold five of our properties, using the proceeds for debt reduction, share repurchases, and selective investments in our remaining properties. These sales were part of our strategies to protect and improve the net asset value of our company.

   We are confident that the reelection of our current Trust Managers is in the best interests of our shareholders. We can see no advantage to turning over control of our company to the Southwest Group at this critical point in time.


Who Can Vote

   Only shareholders of record as of the close of business on April 16, 2001 are entitled to notice of and to vote at the annual meeting. As of April 16, 2001, United Investors had outstanding 8,652,409 common shares of beneficial interest, the only outstanding class of shares entitled to vote. Each shareholder of record on the record date is entitled to one vote for each common share held.

How You Can Vote

   Common shares cannot be voted at the annual meeting unless the holder of record is present in person or by proxy. All shareholders are urged to complete, sign, date and promptly return the proxy in the enclosed postage-paid envelope after reviewing the information contained in this Proxy Statement and in the Annual Report to Shareholders. Valid proxies will be voted at the annual meeting and at any postponements or adjournments thereof as you direct in the proxy. If no direction is given and the WHITE proxy is validly executed, the proxy will be voted FOR the election of the nominees for the Board of Trust Managers set forth in this Proxy Statement and FOR the ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2001. The persons authorized under the proxies will vote AGAINST the amendment to Section 3.3 of the Bylaws proposed by the Southwest Group and upon such other business as may properly come before the annual meeting in accordance with their best judgment.

Revocation of Proxies

   You may revoke your proxy at any time prior to the start of the annual meeting in one of three ways:

    (1) by delivering a written notice of revocation to the Secretary of United Investors;

    (2) by submitting a duly executed proxy bearing a later date; or

    (3) by attending the annual meeting and expressing the desire to vote your shares in person.

Quorum

   A majority of the outstanding common shares on April 16, 2001 (4,326,205 shares), represented in person or by proxy, shall constitute a quorum for the transaction of business at the annual meeting. However, if a quorum is not present, the shareholders present at the meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes (i.e., a nominee holding common shares for a beneficial owner who has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) will be included in the determination of the number of shares present at the annual meeting for quorum purposes.

   Your proxy vote is important. Accordingly, you are asked to complete, date, sign and return the accompanying proxy whether or not you plan to attend the annual meeting. If you plan to attend the annual meeting to vote in person and your shares are registered with our transfer agent, Equiserve, in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your shares.

                   PROPOSAL ONE--ELECTION OF TRUST MANAGERS

   Proposal One: The Board of Trust Managers urges you to vote FOR all of the nominees for Trust Managers named in this Proxy Statement. Proxies will be so voted unless shareholders specify otherwise in their proxies.

   United Investors' Bylaws provide that the Board of Trust Managers will consist of two to nine Trust Managers, as determined from time to time by resolution of the Board. The Board of Trust Managers has set the number of trust managers at six, all of whom are to be elected at the annual meeting. Each Trust Manager will serve until the 2002 annual meeting and until a successor has been elected and qualified or until the Trust Manager's earlier death, resignation or removal. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

   We have no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a trust manager, and if the Board of Trust Managers designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by the Board of Trust Managers, unless a contrary instruction is given in the proxy.

   Each shareholder is entitled to cast one vote for each common share held on April 16, 2001. The majority vote of the shares represented in person or by proxy at the annual meeting is required to elect each Trust Manager who has previously been elected by the shareholders. Trust Managers that have not been previously elected by the shareholders, such as Messrs. Barfield, Buck, and Nolen, must be approved by the holders of a majority of the outstanding shares of United Investors. Under the Bylaws and the Texas Real Estate Investment Trust Act, even if the Trust Managers in office do not receive such vote, they will remain in office until their successors, if any, are elected. Votes may be cast in favor or withheld. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only. A Broker non-vote will have the effect of a vote withheld for that nominee.

Nominees

   The persons nominated to be Trust Managers are listed below. All of the nominees listed below are currently Trust Managers. Messrs. Hermans and Scharar have been Trust Managers since January 1989. Mr. Brooks has been a Trust Manager since March 1995. Messrs. Barfield, Buck, and Nolen have been Trust Managers since December 2000.

   During 2000, the Board of Trust Managers held four regularly scheduled meetings and numerous special meetings, including telephone meetings. No Trust Manager attended less than 75% of the meetings held by the Board of Trust Managers and the committees on which he served.

   The following information as of April 16, 2001 is submitted concerning the nominees named for election as Trust Managers:

        Name         Age Position with United Investors Realty Trust
        ----         --- -------------------------------------------
 Robert W. Scharar..  52 President, Chief Executive Officer, and Chairman of
                         the Board of Trust Managers
 W. Lowry Barfield..  73 Trust Manager
 William C. Brooks..  64 Trust Manager
 E. Rhett Buck......  51 Trust Manager
 Josef C. Hermans...  56 Trust Manager
 William G. Nolen...  69 Trust Manager

   Robert W. Scharar--Mr. Scharar, who resides in Houston, Texas, received a B.S.B.A. degree in business from the University of Florida in 1970, an M.B.A. degree in 1971 from Northeastern University, a J.D. from Northeastern University Law School in 1974, and an L.L.M. degree in Taxation from Boston University Law School in 1979. He is a Florida-licensed certified public accountant. In 1975, he formed First Commonwealth Associates, a Texas partnership, which engaged in financial planning and advisory services. In 1981, the assets of First Commonwealth Associates were acquired by UST Financial Planning Company, Inc., a subsidiary of UST Corp. (a Massachusetts bank holding company), and Mr. Scharar served as President of that subsidiary. In 1983, Mr. Scharar founded FCA Corp, United Investors' external advisor (the "Investment Manager"), which acquired the Texas and Florida offices of UST Financial Planning Company, Inc. Mr. Scharar is the principal shareholder, President and a director of the Investment Manager's parent company. Mr. Scharar also serves as a trustee of First Commonwealth Mortgage Trust ("FCMT"), a private real estate investment trust ("REIT") which is engaged in the business of originating and investing in real estate mortgage loans, Ivy Realty Trust ("Ivy"), a private REIT engaged in the business of acquiring and operating office buildings, and Holly Mortgage Trust ("Holly"), a private mortgage REIT. The Investment Manager is also the investment manager for FCMT, Ivy, and Holly. Since 1991, Mr. Scharar has served as President and Portfolio Manager of Commonwealth New Zealand Fund and since 1997 as President and Portfolio Manager of Commonwealth Japan Fund. From 1992 through 1996, he served as director of South West Property Trust, Inc. ("SWP") and in 1997 when SWP merged into United Dominion Realty Trust, Inc. ("UDR"), he became, and remains, a director of UDR. Mr. Scharar has served as a Trust Manager and Chairman of the Board of United Investors since its inception in 1989. He became its President and Chief Executive Officer in May 1999.

   W. Lowry Barfield--Mr. Barfield resides in Houston, Texas and is an attorney and certified public accountant in private practice. He was previously the Vice Chairman, General Counsel, and Chief Financial Officer of Gordon Jewelry Company, a New York Stock Exchange-traded jewelry retailer, until its acquisition by Zale Corp. in 1989. Mr. Barfield has been a Trust Manager since December 2000.

   William C. Brooks--Mr. Brooks is a financial consultant who resides in Boynton Beach, Florida. Mr. Brooks is a graduate of Oberlin College. From 1980 to 1994, Mr. Brooks was Chief Financial Officer, Senior Vice President and Treasurer of UST Corp., a Massachusetts bank holding company. Since his retirement in 1994, Mr. Brooks has served as a financial consultant. Mr. Brooks also currently serves as a Trust Manager of FCMT, Ivy, and Holly. Mr. Brooks has served as a Trust Manager of United Investors since March 1995.

   E. Rhett Buck--Mr. Buck resides in Houston, Texas where for the past five years he has practiced law and accounting. Prior to establishing his law and accounting practice, he served in various finance and accounting capacities with Continental Airlines and Enron Corporation. Previously, Mr. Buck served as a Captain in the United States Marine Corps. He has been a Trust Manager since December 2000.

   Josef C. Hermans--Mr. Hermans resides in Houston, Texas and is a consultant to the hotel industry. Mr. Hermans is a graduate of the Lausanne, Switzerland Hotel Management School. In addition to his early experience in European hotels, Mr. Hermans served as Vice President of Operations of Mariner Corporation between 1976 and 1983. Since 1983, Mr. Hermans has been self-employed as a consultant in the hospitality industry. Mr. Hermans currently serves as a Trust Manager of FCMT, Ivy, and Holly and is a director of Mirror Properties Corp., and Terrace Hotel Corp. Mr. Hermans has served as a Trust Manager of United Investors since its inception in 1989.

   William G. Nolen--Mr. Nolen resides in Houston, Texas where he is of counsel to Pollicoff, Smith & Remels, a Houston-based law firm. Prior to his retirement in 1988, Mr. Nolen served for over 20 years in various capacities at Halliburton Company, including Senior Vice President and Chief Financial Officer of construction subsidiary Brown & Root, Inc. and Executive Vice President of insurance subsidiary Highlands Insurance Company. He has been a Trust Manager since December 2000.

   The Board of Trust Managers unanimously recommends that shareholders vote FOR the election of Trust Managers as set forth in Proposal One.

                     Committees of Board of Trust Managers

Audit Committee

   Functions: See the section of this Proxy Statement below labeled "Audit Committee Report".

   Recommends the engagement or discharge of the auditors.

   Reviews recommendations of the auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices.

   Reviews the scope of the annual audit.

   Approves or disapproves each professional service or type of service other than standard auditing services to be provided by the auditors.

   Reviews and discusses the audited financial statements with the auditors.

   Members: William C. Brooks (Chairman)
        W. Lowry Barfield
        E. Rhett Buck
        William G. Nolen

   Number of Meetings in 2000: Two

Governance Committee

   Functions: Reviews and recommends individuals to be considered as Trust Managers, and reviews and recommends proposals to revise United Investors' bylaws and other policies and practices concerning ethical standards of trust managers, officers, and business relationships.

   Members: Josef C. Hermans (Chairman)
        William C. Brooks

   Number of Meetings in 2000: None

Compensation Committee

  Functions: Reviews annual salaries and bonuses granted by the Investment Manager. In addition, the compensation committee determines the recipients of, and time of granting of, share options. The compensation committee also determines the exercise price of each option and the number of shares to be issued upon the exercise of each share option. The compensation committee determines vesting periods of options and the provisions of any share loan and/or programs attendant on the exercise of options.

   Members: William C. Brooks (Chairman)
        Josef C. Hermans

   Number of Meetings in 2000: One

Litigation Review Committee

   Functions: Investigates the allegations included in a shareholder derivative lawsuit to determine whether continuation of the lawsuit is in the best interests of United Investor's shareholders.

   Members: W. Lowry Barfield
        E. Rhett Buck
        William G. Nolen

   Number of Meetings in 2000: One

   Non-employee Trust Managers receive:

    . an annual fee of $12,000,

    . a payment of $300 for each Board meeting attended, and

    . a payment of $300 for each committee meeting attended.

   In addition, each of the Trust Managers, except Mr. Scharar, has been paid a fee of $20,000 to compensate the Trust Managers for the extraordinary time required to respond to and investigate the allegations raised in a shareholder derivative lawsuit.

   Upon completion of United Investors' initial public offering on March 13, 1998, each non-employee Trust Manager at that time received options to acquire 8,000 common shares under the 1997 Share Incentive Plan. These share options are exercisable over a four year period that commenced January 1, 1999 at an exercise price of $10 per share. United Investors has agreed to finance the exercise of any such options and forgive a portion of the exercise price (see Certain Relationships and Transactions below). In addition, each non-employee Trust Manager is entitled to receive options to acquire 2,000 common shares on the date he or she becomes a Trust Manager and on each anniversary date of such Trust Manager becoming a Trust Manager. These options are exercisable upon grant at an exercise price equal to the fair market value of the underlying common shares on the date of grant and expire after four years.

                                  MANAGEMENT

Executive Officers

      Name                        Age Title
      ----                        --- -----
      Robert W. Scharar..........  52 Chairman of the Board of Trust
                                       Managers, President and Chief
                                       Executive Officer
      R. Steven Hamner...........  44 Vice President and Chief Financial Officer
      Joseph W. Karp.............  49 Vice President, Asset Management
      Randall D. Keith...........  42 Vice President and Chief Operating Officer

   Robert W. Scharar--Set forth under "Proposal One-Election of Trust
Managers".

   R. Steven Hamner--Mr. Hamner resides in Houston, Texas. He has been Vice President and Chief Financial Officer since July 1, 1998. For the 10 years prior to his becoming an officer of United Investors, he was employed by Ernst & Young LLP, or its predecessors, most recently as Senior Audit Manager.

   Joseph W. Karp--Mr. Karp resides in Houston, Texas. He currently serves as Vice President and Director of Asset Management and Leasing for United Investors. Prior to becoming an officer of United Investors in August 1998, he was President of Realty/REIT Advisors, Inc., a consulting practice that focused on providing real estate and organizational enhancements to private organizations and the governments of Poland, Hungary, Romania, Ukraine, Slovakia, Turkey and Russia. From 1981 through 1995 he served as Vice President and Director of Operating Properties for Weingarten Realty Investors.

   Randall D. Keith--Mr. Keith resides in Houston, Texas and currently serves as Vice President and Chief Operating Officer of United Investors. As an employee of the Investment Manager, Mr. Keith has been involved with United Investors since its inception in 1989. He served as Secretary of United Investors from 1989 to 1990 and from 1993 to 1996, Treasurer from 1990 to 1993, Vice President from 1993 to 1996, and as Vice President and Chief Operating Officer from 1996 to the present. Mr. Keith has been employed by FCA Corp, UIRT's Investment Manager, for more than 12 years.

Compensation of Executive Officers

   Under an Advisory Agreement between the Investment Manager and United Investors, the Investment Manager has the responsibility for payment of all salaries and bonuses, if any, as well as payroll taxes and other fringe benefits for each of the executive officers of United Investors and makes available at its own cost such other support personnel as may be needed by United Investors. Please read "Certain Relationships and Transactions" for a discussion of fees paid pursuant to the Advisory Agreement.

   The following table summarizes the compensation paid by the Investment Manager to the most highly compensated executive officers, who received a total annual salary and bonus in excess of $100,000.

                          Summary Compensation Table

                                                                       Long-Term
                                              Annual Compensation     Compensation
                                          ---------------------------  Securities
                                                         Other Annual  Underlying   All other
   Name and Principal Position     Fiscal  Salary  Bonus Compensation   Options    Compensation
   ---------------------------     ------  ------  ----- ------------ ------------ ------------
Robert W. Scharar (1)............   2000  $216,349   --    $16,000       10,125      $20,000(6)
 President and Chief                1999  $200,504   --    $14,831       44,000           --
 Executive Officer                  1998  $172,044   --    $ 8,424      147,000           --
R. Steven Hamner (2).............   2000  $174,000   --    $ 2,458           --      $13,000(6)
 Vice President and Chief           1999  $161,914   --    $     0           --           --
 Financial Officer                  1998  $ 76,514   --    $     0       26,000      $20,000(3)
Randall D. Keith (4).............   2000  $169,111   --    $14,351           --      $16,000(6)
 Vice President and Chief           1999  $120,923   --    $11,283       32,000           --
 Operating Officer
Joseph W. Karp (5)...............   2000  $124,996   --    $ 1,733           --      $ 3,000(6)
 Vice President-Asset
 Administration

--------
(1) Mr. Scharar serves as President and Chief Executive Officer of the Investment Manager's parent company as well as serving as Chairman, President and Chief Executive Officer of United Investors. This amount represents the salary paid to Mr. Scharar by the Investment Manager.
  In conjunction with the 1998 IPO, United Investors granted to FCA Corp, the Investment Manager, 300,000 options, 193,000 of which the Investment Manager assigned to certain of its employees. The options vest over four years conditioned upon continued employment by FCA or United Investors. In 2000 and 1999, the Investment Manager reacquired 10,125 and 44,000 options, respectively, from employees who were no longer employed by FCA or United Investors. The securities underlying options listed above for Mr. Scharar include those held by the Investment Manager.

(2) Mr. Hamner began his employment by the Investment Manager on July 1, 1998.
(3) Mr. Hamner was granted 2,000 common shares of beneficial interest, valued at $10.00 per share on July 1, 1998.
(4) Mr. Keith's salary first became reportable in 1999.
(5) Mr. Karp's salary first became reportable in 2000.
(6) Represents forgiveness of option loans as described in "Certain Relationships and Transactions."

                                 Option Tables

Option Grants

   No options were granted in 2000 to United Investors' executive officers. As noted above, the Investment Manager reacquired 10,125 and 44,000 share options in 2000 and 1999, respectively.

Option Exercises and Fiscal Year-End Option Values

   The following table sets forth certain information concerning the value of the unexercised options as of December 31, 2000 held by the executive officers named above.

              AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2000 AND
                    FISCAL YEAR 2000 YEAR-END OPTION VALUES

                                                      Number of
                                                     Securities           Value of Unexercised
                                               Underlying Unexercised         In-the-Money
                          Number of                  Options at               Options as of
                           Shares               December 31, 2000(3)      December 31, 1999(1)
                          Acquired    Value   ------------------------- -------------------------
          Name           on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- -------- ----------- ------------- ----------- -------------
Robert W. Scharar (2)...       0       $ 0      50,250       100,500        $ 0          $ 0
R. Steven Hamner........       0         0       6,500        13,000          0            0
Randall D. Keith........       0         0       8,000        16,000          0            0
Joseph W. Karp..........       0         0           0         3,000          0            0

--------
(1) Value based on $4.25 closing price per share of common stock December 29, 2000.
(2) The amounts shown for Mr. Scharar include options held by the Investment Manager, as to which he is deemed to share beneficial ownership due to his ownership of a majority of the common stock of the Investment Manager's parent company.
(3) As of January 1, 2001, one-half of the options listed above as unexercisable became exercisable.

                     REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

   United Investors' executive compensation, including the compensation of the chief executive officer, is determined and paid by the Investment Manager. Executive compensation is reviewed by the compensation committee of the Board of Trust Managers. The compensation committee makes recommendations to the Investment Manager regarding the salaries of executive officers. United Investors seeks to ensure executive compensation that will support the achievement of United Investors' business objectives while attracting and retaining talented executives and rewarding superior performance. These objectives include maximizing financial performance, evaluating strategic alternatives and enhancing shareholder value. In performing this function, the compensation committee reviews executive compensation surveys and other available information.

   The compensation committee annually reviews United Investors' executive compensation program to ensure that compensation levels and incentives are competitive and reflect United Investors' performance, both financial and strategic. In general, the Investment Manager compensates United Investors' executive officers through base salary and long-term incentive compensation. The compensation committee did not grant any options to the executive officers in 2000. In addition, executive officers participate in benefit plans that are generally available to the Investment Manager's employees.

   United Investors' chief executive officer is also the chief executive officer and the majority owner of the Investment Manager's parent company. The independent trust managers evaluate the performance of the Investment Manager and approve the fees paid on an annual basis. Please read "Certain Relationships and Transactions" in this Proxy Statement for a discussion of those fees.

                                          Respectfully submitted,

                                          Compensation Committee:
                                           William C. Brooks, Chairman
                                           Josef C. Hermans

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Board of Trust Managers previously awarded to the Investment Manager, certain officers, and the Trust Managers of United Investors 334,000 options to acquire common shares at a price of $10.00 per share. See Compensation of Trust Managers. The options become exercisable at 25% per year beginning January 1, 1999, and expire five years from the date they become eligible for exercise. As of January 1, 1999, options to acquire 83,500 common shares were exercised, including 2,000 each by Messrs. Brooks and Hermans. United Investors loaned 100% of the purchase price, of which 20% will be forgiven each year for four years beginning January 1, 2000, conditioned upon continued employment by United Investors or the Investment Manager.

   Robert W. Scharar is Chairman, President and Chief Executive Officer of United Investors and of the Investment Manager's parent company. Although he draws no salary from United Investors, he owns 54.8% of the voting stock of the Investment Manager's parent company and accordingly benefits from the fees paid by United Investors to the Investment Manager and from any stock grants or options granted to the Investment Manager.

                    CERTAIN RELATIONSHIPS AND TRANSACTIONS

   United Investors has entered into an Advisory Agreement with the Investment Manager. Robert W. Scharar, United Investors' Chairman, President and CEO owns 54.8% of the Investment Manager's parent company. The Advisory Agreement obligates the Investment Manager to use its best efforts to administer the day-to-day operations of United Investors and to implement the directives of the Trust Managers with respect to property operations, maintenance, rehabilitation, acquisitions, financings, refinancings, and dispositions.

   Under the terms of the Advisory Agreement, the Investment Manager is paid as compensation for its advisory services an Advisory Fee equal to 6.5% of United Investors' Adjusted Funds from Operations. Adjusted Funds from Operations represents United Investors' earnings before interest, taxes, depreciation and other charges for property impairment, amortization, minority interest expense, and advisory fees.

   During 2000, United Investors paid the Investment Manager an Advisory Fee of $1,160, 477. In return for the Advisory Fee, the Investment Manager is responsible for the (i) salaries, bonuses (if any), payroll taxes, and fringe benefits for the executive officers of United Investors (please read "Compensation of Executive Officers" on page 8), and the administrative personnel of the Investment Manager utilized by United Investors; and (ii) costs incurred by the Investment Manager to make available these personnel, supply United Investors with office space and equipment, and grant amenities generally utilized by a company of a size and with business activity similar to that of United Investors. Under the Advisory Agreement, if these costs and expenses exceed the amount of the Advisory Fee, then the Investment Manager absorbs the excess amounts.

   In addition, United Investors reimburses the Investment Manager for salaries, benefits and occupancy costs of employees who perform management, leasing, maintenance, accounting, and other operational duties for United Investors which are of a nature similar to functions performed by independent property management firms. During 2000, United Investors reimbursed the Investment Manager the sum of $742,469 for these costs.


   During 1998, United Investors granted options to purchase 334,000 common shares to certain officers, employees, Trust Managers, and the Investment Manager. The recipients become eligible to exercise 25% of their options each January 1, beginning in 1999. The exercise price is $10.00 per share, 100% of which may be borrowed from United Investors. Loans are repayable over four years and require annual payments of 25% of the initial principal and interest calculated at the Applicable Federal Rate published by the IRS. The Applicable Federal Rate as of January 1, 1999 was 4.64%. Following is a table indicating related persons and entities that had loans payable to United Investors for the purchase of shares:

                                                                    Amount Owed
                                                Highest Amount Owed  April 16,
                       Name                         During 2000        2001
                       ----                     ------------------- -----------
   Robert W. Scharar (1).......................      $100,000        $ 50,000
   FCA Corp (1)................................      $377,500        $208,750
   Randall D. Keith (2)........................      $ 80,000        $ 40,000
   R. Steven Hamner (2)........................      $ 65,000        $ 32,500
   Joseph W. Karp (2)..........................      $ 15,000        $      0

--------
(1) Mr. Scharar is the Chairman of the Board of Trust Managers, President and CEO of United Investors and the principal shareholder of First Commonwealth Holding Corporation, the Investment Manager's parent company.
(2) Messrs. Keith, Hamner and Karp are executive officers.

   With respect to options that became exercisable on January 1, 1999, the Board of Trust Managers elected to forgive 80% of the borrowed amount. The loan will be forgiven at the rate of 20% per year, beginning January 1, 2000, conditioned upon continued employment by United Investors or the Investment Manager.

   Pursuant to the 1999 Open Market Purchase Program, employees and directors of the Investment Manager were eligible to purchase common shares of United Investors with proceeds of loans from an independent bank. In the event of default by employees or directors of the Investment Manager, United Investors is obligated to repurchase from the bank any such defaulted loans. The Investment Manager has agreed to indemnify United Investors for the amount of loss from any such repurchased defaulted loans. The highest balance of such loans subject to United Investors' repurchase obligation during 2000 was $689,186. As of April 16, 2001, the aggregate balance of such loans was $598,604. No loans have been in default since the inception of the plan.

                            AUDIT COMMITTEE REPORT

   During the year ended December 31, 2000, the Audit Committee of the Board of Trust Managers developed an updated charter for the Committee, which was approved by the full Board on January 17, 2001. The complete text of the new charter, which reflects standards set forth in new SEC regulations and NASD rules, is reproduced in the appendix to this Proxy Statement. The Audit Committee consists of four non-employee members of the Board of Trust
Managers: William C. Brooks (Chairman), W. Lowry Barfield, E. Rhett Buck and William G. Nolen. Each of the members of the Audit Committee satisfies the independence and qualifications requirements of the NASD listing standards and Audit Committee charter, as such qualifications are interpreted in the Board of Trust Managers' business judgment.

   As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three broad categories:

  . first, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by UIRT's management, including discussions with management and UIRT's outside auditors about draft annual financial statements and key accounting and reporting matters;

  . second, the Committee is responsible for matters concerning the relationship between UIRT and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to UIRT; and determining whether the outside auditors are independent (based in part on the annual letter provided to UIRT pursuant to Independence Standards Board Standard No. 1); and

  . third, the Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests.

   The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met two times during the year ended December 31, 2000.

   In overseeing the preparation of UIRT's financial statements, the Committee met with both management and UIRT's outside auditors to review and discuss all audited financial statements and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (Communication With Audit Committees).

   With respect to UIRT's outside auditors, the Committee, among other things, discussed with Ernst & Young LLP matters relating to its independence, including the written disclosures and letter received by the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

   In evaluating the independence of Ernst & Young LLP, the Audit Committee considered whether the provision of services to UIRT beyond those rendered in connection with the audit and review of the Company's financial statements was compatible with maintaining its independence. The Audit Committee also reviewed the amount of fees paid to Ernst & Young LLP for audit and non-audit services, which are as follows:

     Audit Fees: The aggregate fees for the professional services rendered by Ernst & Young LLP in connection with the audit of UIRT's financial statements and the reviews of the financial statements included in the quarterly reports on Form 10-Q during the year ended December 31, 2000 were approximately $136,500.

     Financial Information Systems Design and Implementation Fees: There were no professional services rendered by Ernst & Young LLP during the year ended December 31, 2000 relating to financial information systems design and implementation.

     All Other Fees: Ernst & Young LLP also provided tax planning and compliance services during 2000. The aggregate fees paid to Ernst & Young LLP for those services approximated $50,000.

The Audit Committee concluded that the non-audit services provided by Ernst & Young LLP to UIRT and fees paid therefor did not adversely impact the independence of Ernst & Young LLP.

   On the basis of these reviews and discussions, the Committee recommended to the Board of Trust Managers that the Board approve the inclusion of UIRT's audited financial statements in UIRT's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                          Respectfully submitted,

                                          THE AUDIT COMMITTEE

                                          William C. Brooks (Chairman),
                                          W. Lowry Barfield,
                                          E. Rhett Buck, and
                                          William G. Nolen

   The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that UIRT specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                               PERFORMANCE GRAPH

   SEC rules require the presentation of a line graph comparing, over a period of five years (or such shorter period that a class of securities has been registered under Section 12 of the Securities Exchange Act of 1934), the cumulative total shareholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by United Investors.

   The graph below compares cumulative total return on United Investors common shares to the cumulative total return of the NASDAQ Market Index and the NAREIT Equity REIT Index from March 13, 1998, when United Investors' common shares became publicly traded, through December 31, 2000. The comparison assumes $100 was invested on March 13, 1998 in United Investors' common shares and in each of the aforementioned indices and assumes reinvestment of dividends.

                   COMPARISON 5-YEAR CUMULATIVE TOTAL RETURN
                     AMONG UNITED INVESTORS REALTY TRUST,
                  NASDAQ MARKET INDEX AND NAREIT EQUITY INDEX



[GRAPH APPEARS HERE]

                                             03/13/98 12/31/98 12/31/99 12/31/00
                                             -------- -------- -------- --------
UIRT........................................ 100.000   73.950   74.780   64.000
Nasdaq Market Index......................... 100.000  124.850  225.555   139.45
Nareit Equity Index......................... 100.000   84.372   80.474  101.850

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding the beneficial ownership of the common shares as of April 16, 2001 by (1) each person known by United Investors to own beneficially more than 5% of its outstanding common shares, (2) each current Trust Manager of United Investors, (3) each current executive officer named in the executive compensation table, and (4) all current Trust Managers and current named executive officers of United Investors as a group. Unless otherwise indicated, the shares listed in the table are owned directly by the individual or entity, or by both the individual and the individual's spouse. The individual or entity has sole voting and investment power as to shares shown or, in the case of the individual, such power is shared with the individual's spouse.

                                                                 Percent of
                                                             Outstanding Shares
                                        Amount and Nature of (as if options are
Class                                   Beneficial Ownership     exercised)
-----                                   -------------------- ------------------
Over 5% Shareholders:
M.G.N. (USA), Inc.....................        860,370               9.8%
Southwest Securities, Inc., et al
 (1)..................................        722,229               8.2%
Directors and Executive Officers:
Robert W. Scharar (2).................        240,261               1.6%
Randall D. Keith (3)..................         57,014                 *
R. Steven Hamner (4)..................         40,998                 *
William C. Brooks (5).................         22,718                 *
Josef C. Hermans (5)..................         19,626                 *
William G. Nolen (6)..................          6,600                 *
Joseph W. Karp (7)....................          5,750                 *
W. Lowry Barfield (6).................          2,000                 *
E. Rhett Buck (6).....................          2,000                 *
All trust managers and executive
 officers as a group (9 persons) (2)..        396,967               4.5%

--------
*  Less than one percent.
(1) Southwest Securities, Inc. is part of a group, as reported on Schedule 13D/A under the regulations of the U.S. Securities and Exchange Commission, that also includes Fiduciary Financial Services of the Southwest, Inc., EQSF Advisors, Inc. and M.J. Whitman, Inc. The amount and percentage above reflects the aggregate ownership by the members of the group as disclosed in the Schedule 13D/A filed by the group as of March 2, 2001.
(2) The amounts shown for Mr. Scharar include 62,349 shares owned by the Investment Manager, as to which he is deemed to share beneficial ownership due to his ownership of a majority of the common stock of the Investment Manager's parent company, 6,302 shares owned by trusts for the benefit of unrelated individuals for which Mr. Scharar exercises voting power, but has no beneficial interest and 100,500 shares that may be acquired by the exercise of options within 60 days.
(3) Includes 16,000 shares that may be acquired by the exercise of options within 60 days.
(4) Includes 13,000 shares that may be acquired by the exercise of options within 60 days.
(5) Includes 10,000 shares that may be acquired by the exercise of options within 60 days.
(6) Includes 2,000 shares that may be acquired by the exercise of options within 60 days.
(7) Includes 3,000 shares that may be acquired by the exercise of options within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires United Investors' officers and Trust Managers, and persons who own more than 10% of a registered class of United Investors' equity securities, to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish United Investors' with copies of all Section 16(a) forms they file.

   Messrs Scharar and Karp were late in filing Forms 4 with respect to the acquisition by FCA Corp of shares previously owned by Mr. Karp and, with respect to Mr. Scharar only, another FCA Corp employee. All such filings have been made.

              PROPOSAL TWO--RATIFICATION OF INDEPENDENT AUDITORS

   Proposal Two: The Board of Trust Managers has unanimously approved and urges you to vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2001. Proxies will be so voted unless shareholders specify otherwise in their proxies.

   The shareholders are asked to ratify the appointment by the Board of Trust Managers of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2001. The selection was based upon the recommendation of the audit committee.

   Representatives of Ernst & Young LLP will be available at the annual meeting to respond to appropriate questions from shareholders and to make a statement if they desire.

   Adoption of Proposal Two requires the approval of a majority of common shares of beneficial interest present in person or represented by proxy, and entitled to vote at the annual meeting. Abstentions may be specified on this proposal to ratify the selection of the independent auditors. Abstentions will be considered present and entitled to vote at the annual meeting but will not be counted as votes cast in the affirmative. Abstentions will have the effect of a negative vote for this proposal to ratify the selection of the independent auditors. Broker non-votes will not be treated as entitled to vote on Proposal Two and therefore will not affect the outcome of Proposal Two.

   The Board of Trust Managers unanimously recommends that shareholders vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for fiscal 2000.

                             SHAREHOLDER PROPOSALS

   A proper proposal submitted by shareholder for presentation of United Investors' 2002 annual meeting and received by United Investors' corporate secretary at United Investors' principal executive office no later than December 16, 2001 will be included in the proxy Statement and proxy related to the 2001 annual meeting. Under United Investors' bylaws, in order for any proper stockholder proposal that is not included in such proxy statement and proxy to be brought before the 2002 annual meeting, such proposal must be received by United Investors' corporate secretary at United Investors' principal executive office no later than March 31, 2002, and no earlier than March 1, 2002.

                                OTHER BUSINESS

   United Investors' management knows of no other business that will be presented at the annual meeting other than the nomination of Trust Managers and the proposed amendment to Section 3.3 of our bylaws expected to be proposed by the Southwest Group. If other matters requiring a vote of the shareholders properly comes before the annual meeting, the persons authorized under the proxies will vote AGAINST the bylaw amendment if proposed by the Southwest Group and, as to any other matters properly brought before the meeting, will vote and act according to their best judgement. The Board reserves the right to adjourn or postpone the annual meeting, depending on circumstances and the Board's judgement that such adjournments or postponements would be in the best interests of the shareholders.

                     METHOD AND COST OF PROXY SOLICITATION

   Proxies may be solicited, without additional compensation, by Trust Managers, officers or employees of the Company by mail, telephone, telegram, in person or otherwise. The Company will bear the costs of the solicitation of proxies, which may include the cost of preparing, printing and mailing the proxy materials. In addition, the Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of common shares and obtain their voting instructions. The Company will reimburse those firms for their expenses in accordance with the rules of the SEC and the NASDAQ Stock Market. In addition, the Company has retained Georgeson Shareholder Communications, 111 Carlstadt Road, Carlstadt, N.J. 07072-2586, to assist in soliciting proxies, for which services the Company will pay a fee expected not to exceed $60,000 plus out-of-pocket expenses.
Georgeson will employ approximately     persons in connection with its
solicitation of proxies.

   Expenses related to the solicitation of shareholders, in excess of those normally spent for an annual meeting in the absence of a contest and excluding the costs of litigation, are expected to aggregate approximately $120,000, of which approximately $40,000 has been spent to date. ANNEX I SETS FORTH CERTAIN INFORMATION RELATING TO THE COMPANY'S TRUST MANAGERS, NOMINEES, AND OFFICERS OF THE COMPANY WHO WILL BE SOLICITING PROXIES ON THE COMPANY'S BEHALF ("PARTICIPANTS").

   YOUR VOTE AT THIS YEAR'S ANNUAL MEETING IS ESPECIALLY IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.

   WE URGE YOU NOT TO SIGN OR RETURN ANY PROXY CARD THAT MAY BE SENT TO YOU BY THE SOUTHWEST GROUP, EVEN AS A PROTEST VOTE AGAINST THE SOUTHWEST GROUP. IF YOU PREVIOUSLY VOTED ON A SOUTHWEST GROUP BLUE PROXY CARD, YOU HAVE EVERY LEGAL RIGHT TO CHANGE YOUR VOTE. YOU CAN DO SO SIMPLY BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. A PERSON GIVING ANY PROXY HAS THE POWER TO REVOKE IT (WHETHER SUCH PROXY WAS SOLICITED BY THE BOARD OF TRUST MANAGERS OR BY THE SOUTHWEST GROUP) AT ANY TIME BEFORE THE VOTING BY SUBMITTING TO UNITED INVESTORS OR TO THE SOUTHWEST GROUP A WRITTEN REVOCATION OR DULY EXECUTED PROXY CARD BEARING A LATER DATE. ONLY YOUR LATEST DATED PROXY CARD WILL COUNT. PLEASE REFER TO "VOTE REQUIRED AND VOTING PROCEDURES" ON PAGE
   FOR A DISCUSSION OF HOW TO REVOKE YOUR PROXY.

   IMPORTANT: If your shares of the Company are held in the name of a brokerage firm, bank, nominee or other institution, only it can sign a WHITE proxy card with respect to your shares and only upon specific instructions from you. Please contact the person responsible for your account and give instructions for a WHITE proxy card to be signed representing your shares of the Company. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of such instructions to the Company's proxy solicitor, Georgeson Shareholder Communications, Inc. at the address indicated below so that Georgeson Shareholder Communications, Inc. can attempt to ensure that your instructions are followed. If you have any questions about executing your proxy or require assistance, please contact:

                  Georgeson Shareholder Communications, Inc.
                              111 Carlstadt Road
                       Carlstadt, New Jersey 07072-2586
                                (888) 365-9189

                                 ANNUAL REPORT

   United Investors has provided without charge a copy of the Annual Report to Shareholders for fiscal year 2000 to each person being solicited by this proxy Statement. Upon the written request by any person being solicited by this Proxy Statement, United Investors will provide without charge a copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission (excluding exhibits, for which a reasonable charge shall be imposed). All such requests should be directed to R. Steven Hamner, Vice President-Chief Financial Officer, United Investors Realty Trust, 5847 San Felipe, Suite 850, Houston, Texas 77057.

                         UNITED INVESTORS REALTY TRUST

                            AUDIT COMMITTEE CHARTER

   The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

   The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. The members of the Audit Committee shall be appointed by the Board on the recommendation of the members of the Board.

   The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

   The Audit Committee shall make regular reports to the Board.

   The Audit Committee shall:

     Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its quarterly reports on Form 10-Q.

     Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     Approve the fees to be paid to the independent auditor.

     Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

     Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     Review the appointment and replacement of the senior internal auditing executive, if appropriate.

     Review the significant reports to management prepared by the internal auditing department and management's responses, if applicable.

     Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

     Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

       Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

       Any changes required in the planned scope of the internal audit.

       The internal audit department responsibilities, budget and staffing.

       Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

       Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

       Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

       Meet at least annually with the chief financial officer, the senior internal auditing executive (if applicable) and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                                                                        ANNEX I

       INFORMATION CONCERNING THE TRUST MANAGERS AND CERTAIN OFFICERS OF
                   THE COMPANY WHO ALSO MAY SOLICIT PROXIES

   The following table sets forth the name, principal business address and the present office or other principal occupation or employment, and the name, principal business and the address of any corporation or other organization in which their employment is carried on, of the Trust Managers and certain officers of United Investors ("Participants") who also may solicit proxies from United Investors shareholders. Unless otherwise indicated, the principal occupation refers to such person's position with the Company and the business address is United Investors Realty Trust, 5847 San Felipe, Suite 850, Houston, Texas 77057.

Trust Managers

   The principal occupations of the Company's Trust Managers who are deemed Participants (see below) in the solicitation are set forth under "Proposal (1) Election of Trust Managers" in this Proxy Statement.

      Name                                 Address
      ----                                 -------
      Robert W. Scharar...................     *
      William C. Brooks...................     *
      W. Lowrey Barfield..................     *
      E. Rhett Buck.......................     *
      Josef C. Hermans....................     *
      William E. Nolen....................     *

--------
* Unless otherwise indicated, the Trust Manager's address is United Investors Realty Trust, 5847 San Felipe, Suite 850, Houston, Texas 77057.

Executive Officer Participants


      Name                                 Principal Occupation
      ----                                 --------------------
      Robert W. Scharar................... Chairman and Chief Executive Officer
      R. Steven Hamner.................... Vice President, Chief Financial
                                           Officer
      Joseph W. Karp...................... Vice President, Asset Management
      Randall D. Keith.................... Vice President, Chief Operating
                                           Officer

Information Regarding Ownership of the Company's Securities By Participants

   None of the Participants owns any of the Company's securities of record but not beneficially. The number of common shares of the Company held by Trust Managers and the named executive officers is set forth on page 15 of this Proxy Statement.

Information regarding Transactions in the Company's Securities by Participants

   The following table sets forth purchases and sales of United Investors' securities by the Participants listed below during the past two years. Unless otherwise indicated, all transactions are in the public market.

                                                               Number of
                                                             Common Shares
                                                               Acquired
Name                                                  Date    (Disposed)   Notes
----                                                -------- ------------- -----
Trust Managers
  Robert W. Scharar................................  7/28/99        290
                                                    10/26/99        249
                                                    11/24/99     16,757     (1)
                                                     1/26/00        815
                                                     4/27/00      2,876
                                                      6/8/00     11,242     (2)
                                                      6/8/00    (20,190     (2)
                                                     7/21/00      2,175
                                                     10/6/00     14,894     (3)
                                                     11/1/00      2,213
                                                      1/1/01        750     (4)
                                                     2/28/01      1,436
  William C. Brooks................................  7/28/99         55
                                                    10/26/99         62
  Josef C. Hermans................................. 11/15/99      2,000
Executive Officers
  R. Steven Hamner.................................   8/5/99        150
                                                    10/5/99         500
                                                    11/24/99     12,855     (1)
                                                      6/8/00        143     (2)
  Joseph W. Karp................................... 11/24/99      9,769     (1)
                                                     10/6/00     (9,769)    (3)
                                                      1/1/01       (750)    (4)
  Randall D. Keith.................................  7/28/99        388
                                                    10/26/99        434
                                                    11/24/99     12,855     (1)
                                                     1/26/00        531
                                                     4/27/00      1,591
                                                      6/8/00        784     (2)
                                                     7/21/00      1,503
                                                     11/1/00        554
                                                     2/28/01        372

--------
(1) Acquired pursuant to the 1999 Open Market Purchase Program
(2) On June 8, 2000 FCA Corp's parent company paid a dividend comprised of 20,190 common shares of United Investors.
(3) On October 6, 2000 FCA Corp acquired 14,894 common shares, including 9,769 common shares from Mr. Karp that had previously been purchased pursuant to the 1999 Open Market Purchase Program.
(4) On January 1, 2001, Mr. Karp sold to FCA Corp 750 common shares previously purchased pursuant to the 1997 Share Incentive Plan.

                         UNITED INVESTORS REALTY TRUST
                        ANNUAL MEETING OF SHAREHOLDERS

                                 MAY 30, 2001

   THIS proxy IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS

   The shareholder of United Investors Realty Trust, a Texas real estate investment trust, whose name and signature appear on the reverse side of this card, having received the notice of the annual meeting of shareholders and the related proxy statement for United Investor's annual meeting of shareholders to be held at the J.W. Marriott Hotel, 5150 Westheimer, Houston, TX 77056 on Wednesday, May 30, 2001, at 9:00 a.m., Houston time, hereby appoints Robert W. Scharar and R. Steven Hamner, the proxies of the shareholder, or each of them, each with full power of substitution and resubstitution in each, to vote at the annual meeting, and at any adjournments of the annual meeting, all common shares of United Investors that the shareholder is entitled to vote, in the manner shown on the reverse side of this card.

  THIS PROXY IS SOLICITED BY THE BOARD OF TRUST MANAGERS AND THE COMMON SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S DIRECTIONS ON THE REVERSE SIDE OF THE CARD. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS proxy WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF, SUBJECT TO LIMITATIONS SET FORTH IN APPLICABLE REGULATIONS UNDER THE SECURITIES EXCHANGE ACT OF 1934.

   Please mark, sign, date, and return this proxy card promptly using the enclosed envelope. If you plan to attend the meeting, please so indicate in the space provided on the reverse side.


                               SEE REVERSE SIDE

                         UNITED INVESTORS REALTY TRUST

PLEASE MARK YOUR VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY: [ X]. THIS proxy, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATION IS MADE, THIS proxy WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

THE BOARD OF TRUST MANAGER RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1.   Election of Trust Managers.

   [ ]  FOR all nominees listed below    [ ]  Withhold Authority to vote for all
        (except as marked to the              nominees listed below
        contrary)

Robert W. Scharar, William C. Brooks, Josef C. Hermans, W. Lowry Barfiled, E. Rhett Buck, and William G. Nolen

INSTRUCTION: To withhold authority to vote for any individual nominee, list the individual's name below.

-----------------------------------------------------

2. Ratification of Ernst & Young LLP as United Investors' independent auditors.

      [ ] FOR              [ ]  AGAINST                 [ ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon all other matters which may properly come before the annual meeting or any adjournments of the annual meeting.

The undersigned hereby revokes any proxy previously given with respect to United Investors' common shares and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

Signature____________________________     Date _____________

Signature____________________________     Date _____________

Note: Please sign exactly as name(s) appear(s) on this card. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When executed by a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner, giving title. Please sign, date and mail this proxy promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

                               SEE REVERSE SIDE

                             --------------------

                               ADMISSION TICKET
                         UNITED INVESTORS REALTY TRUST
                        ANNUAL MEETING OF SHAREHOLDERS
                            WEDNESDAY, MAY 30, 2001
                                   9:00 A.M.
                              J.W. MARRIOTT HOTEL
                                5150 WESTHEIMER
                             HOUSTON, TEXAS 77056

                             --------------------